UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 13, 2025

UNITED STATES ANTIMONY CORPORATION
(Exact name of registrant as specified in its charter)

Montana	001-08675	81-0305822
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

4438 W. Lovers Lane, Unit 100, Dallas, TX	75209
(Address of principal executive officers)	(Zip Code)

Registrant’s telephone number, including area code: (406) 606-4117

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	UAMY	NYSE American
Common Stock, $0.01 par value	UAMY	NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 13, 2025, upon the recommendation of the Governance and Nominating Committee, the Board of Directors (the “Board”) of United States Antimony Corporation (NYSE: UAMY) (NYSE Texas: UAMY) (“USAC,” “US Antimony,” or the “Company”) appointed General (Ret.) John M. (“Jack”) Keane, U.S. Army, to serve as a director of the Company, effective immediately.

General Jack Keane is a foreign policy and national security authority who provides nationwide analysis and commentary in speeches, articles, congressional testimony and through several hundred television and radio interviews annually. He serves as an advisor to presidents, cabinet officials, members of congress, international leaders, CEOs and business leaders. He is the Chairman of the Institute for the Study of War, a member of the prestigious Secretary of Defense Policy Board, having advised four Defense Secretaries and a member of the 2018 and 2022 Congressional Commission on the National Defense Strategy.

General Keane will serve until the Company’s next annual meeting of shareholders and until his successor is duly elected and qualified, or until his earlier death, resignation, or removal. There are no arrangements or understandings between General Keane and any other person pursuant to which he was selected as a director, and there are no transactions involving General Keane that are required to be disclosed under Item 404(a) of Regulation S-K.

Any compensation payable to General Keane for his service as a director will be consistent with the Company’s previously disclosed standard compensation arrangements for non-employee directors.

Item 7.01 Regulation FD Disclosure.

On August 19, 2025, US Antimony issued a press release (“Press Release”) announcing the appointment of General Jack Keane to the Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.  This Item 7.01 of this Current Report on Form 8-K will not be deemed an admission as the materiality of any information in this Item 7.01 that is required to be disclosed solely by Regulation FD.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by United States Antimony Corporation dated August 19, 2025

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES ANTIMONY CORPORATION

Dated: August 19, 2025	By:	/s/ Richard R. Isaak
Richard R. Isaak
SVP, Chief Financial Officer

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